UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE  OF  REPORT:  (DATE  OF  EARLIEST  EVENT  REPORTED):  JUNE  14,  2004

                         COMMISSION FILE NO.:  000-50298

                        INTEGRATED SECURITY TECHNOLOGIES, INC.
                        --------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           NEVADA                                     98-0376008
-------------------------------------    -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF      (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



              156 5TH AVENUE, SUITE 1034, NEW YORK, NEW YORK 10010
---------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

                                 (212) 244-4141
                            -------------------------
                            (ISSUER TELEPHONE NUMBER)



                              IGUANA VENTURES LTD.
                      SUITE 1400, 1500 WEST GEORGIA STREET
                         VANCOUVER, B.C., CANADA V6G 2Z6
                         -------------------------------
                            (FORMER NAME AND ADDRESS)


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ITEM  5.          OTHER  EVENTS

Effective June 14, 2004, the Registrant changed its name to Integrated Security Technologies, Inc., affected a 3.3:1 forward stock split, increased the amount of authorized shares to Two Hundred Million (200,000,000) shares of common stock, and reauthorized the par value of $.001 per share of common stock. Approximately 50,086,997 shares of common stock were outstanding following the forward stock split. As a result of the name change, the Registrant's common stock will trade under the new stock symbol "ISTG" beginning on Monday, June 14, 2004.

On June 4, 2004, the Registrant filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State to amend its articles to take effect on June 14, 2004, as mentioned above. The number of pre-split shares of the Registrant outstanding at the time of the adoption of the foregoing was 15,177,878 and the number of pre-split shares entitled to vote thereon was the same. The number of pre-split shares consenting to the action was 10,069,013 (or 66.3%). The shareholders consenting to the action represented a majority of the issued and outstanding shares.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

c)     Exhibits:

     3.1*     Certificate  of  Amendment  to  Articles  of  Incorporation

*  Filed  Herein


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


INTEGRATED  SECURITY  TECHNOLOGIES,  INC.

June  14,  2004

/s/James  Lee
-------------
James  Lee
Chief  Executive  Officer

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Exhibit  3.1

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name  of  corporation:     IGUANA  VENTURES  LTD.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE  1.  NAME
The  name  of  the  corporation  is:  INTEGRATED  SECURITY  TECHNOLOGIES,  INC.

ARTICLE  3.  CAPITAL  STOCK
The capitalization of the corporation is amended to reflect a 3.3:1 forward stock split, to increase the authorized shares to Two Hundred Million (200,000,000) shares of common stock, and to reauthorize the par value of $.001 per share of common stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 10,069,013 out of 15,177,878.

4.  Effective  date  of  filing  (optional):  JUNE  14,  2004

5.  Officer  Signature:  /s/James  Lee
                         -------------

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